ServiceNow Reports Third Quarter 2020 Financial Results

•Subscription revenues of $1,091 million in Q3 2020, representing 31% year-over-year growth, 29% adjusted for constant currency
•41 transactions over $1 million in net new annual contract value in Q3 2020
•1,012 total customers with over $1 million in annual contract value
•Company raises full-year guidance

SANTA CLARA, Calif. - October 28, 2020 - ServiceNow (NYSE: NOW), the leading digital workflow company making work, work better for people, today announced financial results for its third quarter ended September 30, 2020, with subscription revenues of $1,091 million in Q3 2020, representing 31% year-over-year growth, 29% adjusted for constant currency.

During the quarter, ServiceNow closed 41 transactions with more than $1 million in net new annual contract value (ACV). The company now has 1,012 total customers with more than $1 million in ACV, representing 25% year-over-year growth in customers.

“Our outstanding Q3 performance beat expectations across the board and we are raising our full-year guidance,” said ServiceNow CEO Bill McDermott. “COVID is redefining the future of work, accelerating digital transformation and amplifying the need to unify systems, silos, and processes into holistic enterprise workflows. ServiceNow is the platform for digital business. Customers are leveraging the Now Platform to create the workflows that deliver great experiences for heroic veterans, students, knowledge workers, consumers, and so many others worldwide. We are hungry, humble, and passionately committed to making the world of work, work better for people. We have never been more confident.”

ServiceNow CFO Gina Mastantuono said, “In a challenging pandemic environment, Q3 was a fantastic quarter for ServiceNow. We exceeded the high end of our subscription revenues and subscription billings guidance, underscoring the power of our product portfolio and our ability to meet the evolving needs of our customers. Overall, we see strong momentum heading into the last quarter of the year and our robust pipeline gives me confidence in our ability to continue executing well into 2021. I’m very excited about the traction we are seeing in our journey towards becoming a $10 billion revenue company and the defining enterprise software company of the 21st century.”

During the quarter, ServiceNow delivered new workflows that enable speed, agility, resilience, and great experiences. Platform and product innovation included the release of the Now Platform Paris release, designed to help enterprises accelerate digital transformation by connecting teams, systems, and work. The company also introduced a number of new products, such as new Safe Workplace apps, Hardware Asset Management, Financial Services Operations, Telecom Service Management, Network Performance Management, Legal Service Delivery, Workplace Service Delivery, and Connected Operations. From a vertical perspective, the third quarter represented ServiceNow’s largest quarter ever in its federal business, including the company’s largest deal ever. ServiceNow also recently announced new and expanded partnerships with Accenture, Cisco, Deloitte, IBM, Microsoft Teams, Uber for Business, and Zoom, demonstrating the value of the Now Platform – the platform of platforms – to set a new standard for enterprise transformation.

Third Quarter 2020 GAAP and Non-GAAP Results:

The following table summarizes our financial results for the third quarter 2020:

	Third Quarter 2020 GAAP Results		Third Quarter 2020 Non-GAAP Results(1)
	Amount ($ millions)	Year/Year Growth (%)	Amount ($ millions)	Year/Year Growth (%)	Adjusted Amount ($ millions)(2)	Adjusted Year/Year Growth (%)
Subscription revenues	$1,091	31%			$1,077	29%
Professional services and other revenues	$61	19%			$60	17%
Total revenues	$1,152	30%			$1,137	28%

Subscription billings			$1,081	25%	$1,069	24%
Professional services and other billings			$58	13%	$57	12%
Total billings			$1,139	25%	$1,126	23%

	Amount ($ millions)	Margin (%)	Amount ($ millions)	Margin (%)
Subscription gross profit	$902	83%	$937	86%
Professional services and other gross profit (loss)	($2)	(3%)	$11	19%
Total gross profit	$900	78%	$948	82%
Income from operations	$69	6%	$299	26%
Net cash provided by operating activities	$241	21%
Free cash flow			$216	19%

	Amount ($ millions)	Earnings per Basic/Diluted Share ($)	Amount ($ millions)	Earnings per Basic/Diluted Share ($)
Net income	$13	$0.07 / $0.06	$241	$1.24/ $1.21

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
(2)Non-GAAP adjusted subscription revenues, professional services and other revenues, total revenues and professional services and other billings are adjusted for constant currency. Non-GAAP adjusted subscription billings and total billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “GAAP to Non-GAAP Reconciliation” for a reconciliation of GAAP to non-GAAP measures.
Note: Numbers rounded for presentation purposes.

Financial Outlook

Our guidance includes GAAP and non-GAAP financial measures.

The following table summarizes our guidance for the fourth quarter 2020:

	Fourth Quarter 2020 GAAP Guidance		Fourth Quarter 2020 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$1,155 - $1,160	28% - 29%			$1,141 - $1,146	27%
Subscription billings			$1,625 - $1,645	25% - 27%	$1,612 - $1,632	24% - 26%

				Margin (%)
Income from operations				21%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			201

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)Guidance for GAAP subscription revenues and non-GAAP subscription billings is based on foreign exchange rates as of September 30, 2020 for entities reporting in currencies other than U.S. Dollars.
(3)Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

The following table summarizes our guidance for full-year 2020:

	Full-Year 2020 GAAP Guidance		Full-Year 2020 Non-GAAP Guidance(1)
	Amount ($ millions)(2)	Year/Year Growth (%)	Amount ($ millions)(2)	Year/Year Growth (%)	Adjusted Amount ($ millions)(3)	Adjusted Year/ Year Growth (%)
Subscription revenues	$4,257 - $4,262	31%			$4,251 - $4,256	31%
Subscription billings			$4,780 - $4,800	26% - 27%	$4,779 - $4,799	26% - 27%

				Margin (%)
Subscription gross profit				86%
Income from operations				24.5%
Free cash flow				31.5%

			Amount (millions)
Weighted-average shares used to compute diluted net income per share			199

(1)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.
(2)GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2020 guidance are based on foreign exchange rates as of September 30, 2020 for entities reporting in currencies other than U.S. Dollars.
(3)Non-GAAP adjusted subscription revenues are adjusted for constant currency. Non-GAAP adjusted subscription billings are adjusted for constant currency and constant billings duration. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

As with our previously issued full-year 2020 guidance dated July 29, 2020, our guidance factors in assumptions that are based on information available to us today regarding the expected impacts of COVID-19, and persistence of such impacts, on our business.

The following table compares our updated full-year 2020 guidance against our previously issued full-year 2020 guidance dated July 29, 2020:

	Comparison of Updated Full-Year 2020 Guidance to Previously Issued Guidance(1) ($ millions)
	Previous Guidance Midpoint(2)	Currency Impact(3)	Duration Impact(4)	Guidance Change	Current Guidance Midpoint(5)
GAAP subscription revenues	$4,193	$31	$0	$36	$4,260

Non-GAAP subscription billings(6)	$4,680	$35	$9	$66	$4,790

(1)Numbers rounded for presentation purposes.
(2)Refers to previously issued full-year 2020 guidance dated July 29, 2020.
(3)GAAP subscription revenues and non-GAAP subscription billings for the future quarters included in our full-year 2020 guidance are based on foreign exchange rates in effect at the end of the current quarter for entities reporting in currencies other than U.S. Dollars. Currency impact represents the sum of (i) the impact of the difference between the actual average rates in the period used to calculate our Q3 2020 actual results and the rates as of June 30, 2020 assumed in our previously issued guidance dated July 29, 2020 plus (ii) the impact of the difference between the exchange rates in effect as of September 30, 2020 assumed in our updated full-year 2020 guidance, and the rates as of June 30, 2020 assumed in our previously issued guidance dated July 29, 2020.
(4)Represents the impact of billings greater than 12 months in excess of guidance assumptions.
(5)Represents the updated full-year 2020 guidance presented in the table above.
(6)We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section entitled “Statement Regarding Use of Non-GAAP Financial Measures” for an explanation of non-GAAP measures, and the table entitled “Reconciliation of Non-GAAP Financial Guidance” for a reconciliation of GAAP to non-GAAP measures.

Conference Call Details

The conference call will begin at 2 p.m. Pacific Time (22:00 BST) on October 28, 2020. Interested parties may listen to the call by dialing (833) 513‑0567 (Passcode: 1688527), or if outside North America, by dialing (236) 714‑2186 (Passcode: 1688527). Individuals may access the live teleconference from this webcast link:

https://event.on24.com/wcc/r/2625181/2EDD61CDBF24CB6EFA12EEA3458C583D

An audio replay of the conference call and webcast will be available two hours after its completion and will be accessible for 30 days. To hear the replay, interested parties may go to the investor relations section of the ServiceNow website or dial (800) 585‑8367 (Passcode: 1688527), or if outside North America, by dialing (416) 621‑4642 (Passcode: 1688527).

Investor Presentation Details

An investor presentation providing additional information and analysis can be found at http://investors.servicenow.com.

Statement Regarding Use of Non-GAAP Financial Measures

We report the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Adjusted revenues. We present revenues adjusted for constant currency to provide a framework for assessing how our business performed excluding the effect of foreign currency rate fluctuations. To present this information, current period results for entities reporting in currencies other than U.S. Dollars (USD) are converted into USD at the average exchange rates in effect during the comparison period (for Q3 2019, the average exchange rates in effect for our major currencies were 1 USD to 0.90 Euros and 1 USD to 0.812 British Pound Sterling (GBP)), rather than the actual average exchange rates in effect during the current period (for Q3 2020, the average exchange rates in effect for our major currencies were 1 USD to 0.856 Euros and 1 USD to 0.775 GBP). Similarly, in our guidance, we apply the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period. We believe the presentation of revenues adjusted for constant currency facilitates the comparison of revenues year-over-year.

•Billings and Adjusted billings. We believe billings is a useful leading indicator regarding the performance of our business. We define subscription billings, professional services and other billings, and total billings as the applicable revenue plus the applicable change in deferred revenue, unbilled receivables and customer deposits as presented or derived from the statement of cash flows. We adjust billings for constant currency, as described above, and for constant duration by replacing the portion of multi-year billings in excess of twelve months during the current or guidance period with the portion of multi-year billings in excess of twelve months during the comparison period. We believe these adjustments facilitate greater comparability in our billings information year-over-year.

•Gross profit, Income from operations, Net income and Net income per share - diluted. Our non-GAAP presentation of gross profit, income from operations, and net income measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of debt discount and issuance costs related to our convertible senior notes, loss on early note conversions, amortization of purchased intangibles, legal settlements, business combination and other related costs, and the related income tax effect of these adjustments. The non-GAAP weighted-average shares used to compute our non-GAAP net income per share - diluted excludes the dilutive effect of the in-the-money portion of convertible senior notes as they are covered by our note hedges, and includes the dilutive effect of time-based stock awards, the dilutive effect of warrants and the potentially dilutive effect of our stock awards with performance conditions not yet satisfied at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met. We believe these adjustments provide useful supplemental information to investors and facilitates the analysis of our operating results and comparison of operating results across reporting periods.

•Free cash flow. Free cash flow is defined as net cash provided by (used in) operating activities plus cash paid for legal settlements and repayments of convertible senior notes attributable to debt discount, reduced by purchases of property and equipment. Free cash flow margin is calculated as free cash flow as a percentage of total revenues. We believe information regarding free cash flow and free cash flow margin provides useful information to investors because it is an indicator of the strength and performance of our business operations.

Our presentation of non-GAAP financial measures may not be comparable to similar measures used by other companies. We encourage investors to carefully consider our results under GAAP, as well as our supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand our business. Please see the tables included at the end of this release for the reconciliation of GAAP and non-GAAP results and guidance.

Use of Forward-Looking Statements

This release contains “forward-looking statements” regarding our performance, including but not limited to statements in the section entitled “Financial Outlook.” Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.

Factors that may cause actual results to differ materially from those in any forward-looking statements include: (i) the impact and duration of the health impact of COVID-19 and the economic impact of safety measures to mitigate its impact, including the effectiveness, extent and duration of efforts to limit the spread and impact of the disease, such as “shelter in place” and similar government directives; (ii) our ability to compete successfully against existing and new competitors, (iii) our ability to comply with evolving privacy laws, data transfer restrictions, and other foreign and domestic standards related to data and the Internet, (iv) our ability to predict, prepare for and respond promptly to rapidly evolving technological, market and customer developments, (v) errors, interruptions, delays, or security breaches in or of our service or data centers, (vi) our ability to grow our business, including converting remaining performance obligations into revenue, adding and retaining customers, selling additional subscriptions to existing customers, selling to larger enterprises, government and regulated organizations with complex sales cycles and certification processes, and entering new geographies and markets, (vii) our ability to develop and gain customer acceptance of new and improved products and services, including those acquired through strategic transactions, and (viii) material changes in the value of foreign currencies relative to the U.S. Dollar. Additionally, these forward-looking statements, particularly our guidance, involve risk, uncertainties and assumptions, including those related to the continued impacts of COVID-19 on our business and global economic conditions. Many of these assumptions relate to matters that are beyond our control and changing rapidly, including, but not limited to, the timeframes for and severity of social distancing and other mitigation requirements, the timing of headwinds from COVID-19, the continued impact of COVID-19 on new or existing customers’ purchasing decisions and the length of our sales cycles, renewal timing or billings terms, particularly for customers in certain industries highly affected by COVID-19. Significant variation from the assumptions underlying our forward-looking statements could cause our actual results to vary, and the impact could be significant.

Further information on these and other factors that could affect our financial results are included in our Form 10-Q that will be filed for the quarter ended September 30, 2020 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-K filed for the year ended December 31, 2019.

We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts’ expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About ServiceNow

ServiceNow (NYSE: NOW) is making the world of work, work better for people. Our cloud-based platform and solutions deliver digital workflows that create great experiences and unlock productivity for employees and the enterprise. For more information, visit: www.servicenow.com.

© 2020 ServiceNow, Inc. All rights reserved. ServiceNow, the ServiceNow logo, Now, and other ServiceNow marks are trademarks and/or registered trademarks of ServiceNow, Inc. in the United States and/or other countries. Other company names, product names, and logos may be trademarks of the respective companies with which they are associated.

Media Contact:
Sara Day
650.336.3123
press@servicenow.com

Investor Contact:
Darren Yip
925.388.7205
ir@servicenow.com

ServiceNow, Inc.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Revenues:
Subscription	$1,091,386	$834,910	$3,101,616	$2,355,885
Professional services and other	60,586	50,923	167,538	152,778
Total revenues	1,151,972	885,833	3,269,154	2,508,663
Cost of revenues (1):
Subscription	189,280	139,330	520,935	401,398
Professional services and other	62,424	61,463	187,074	183,794
Total cost of revenues	251,704	200,793	708,009	585,192
Gross profit	900,268	685,040	2,561,145	1,923,471
Operating expenses (1):
Sales and marketing	453,410	362,975	1,321,163	1,118,279
Research and development	268,292	190,099	740,030	546,041
General and administrative	109,234	75,642	319,019	245,540
Total operating expenses	830,936	628,716	2,380,212	1,909,860
Income from operations	69,332	56,324	180,933	13,611
Interest expense	(7,980)	(8,371)	(25,038)	(24,808)
Interest income and other income (expense), net	(35,919)	12,817	(20,070)	44,196
Income before income taxes	25,433	60,770	135,825	32,999
Provision for income taxes	12,575	20,172	33,970	5,025
Net income	$12,858	$40,598	$101,855	$27,974
Net income per share - basic	$0.07	$0.22	$0.53	$0.15
Net income per share - diluted	$0.06	$0.21	$0.50	$0.14
Weighted-average shares used to compute net income per share - basic	193,237	188,074	193,203	185,676
Weighted-average shares used to compute net income per share - diluted	201,861	197,878	202,837	196,739

(1)Includes stock-based compensation as follows:

	Three Months Ended		Nine Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Cost of revenues:
Subscription	$25,602	$18,880	$72,086	$54,019
Professional services and other	13,054	10,867	37,857	31,749
Operating expenses:
Sales and marketing	78,871	68,712	227,998	200,071
Research and development	74,213	50,636	203,279	144,259
General and administrative	28,189	13,839	83,834	62,046

ServiceNow, Inc.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	September 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$1,348,294	$775,778
Short-term investments	1,603,317	915,317
Accounts receivable, net	631,055	835,279
Current portion of deferred commissions	202,741	175,039
Prepaid expenses and other current assets	181,474	125,488
Total current assets	3,966,881	2,826,901
Deferred commissions, less current portion	374,438	333,448
Long-term investments	1,259,951	1,013,332
Property and equipment, net	564,007	468,085
Operating lease right-of-use assets	457,726	402,428
Intangible assets, net	155,826	143,850
Goodwill	231,949	156,756
Deferred tax assets	620,890	599,633
Other assets	73,791	77,997
Total assets	$7,705,459	$6,022,430
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$51,456	$52,960
Accrued expenses and other current liabilities	442,288	461,403
Current portion of deferred revenue	2,274,269	2,185,754
Current portion of operating lease liabilities	67,934	52,668
Total current liabilities	2,835,947	2,752,785
Deferred revenue, less current portion	37,749	40,038
Operating lease liabilities, less current portion	429,661	383,221
Long-term debt	1,705,533	694,981
Other long-term liabilities	22,853	23,464
Stockholders’ equity	2,673,716	2,127,941
Total liabilities and stockholders’ equity	$7,705,459	$6,022,430

ServiceNow, Inc.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Cash flows from operating activities:
Net income	$12,858	$40,598	$101,855	$27,974
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	84,720	64,006	243,348	179,783
Amortization of deferred commissions	55,976	42,695	157,191	122,226
Amortization of debt discount and issuance costs	4,928	8,371	21,986	24,808
Stock-based compensation	219,929	162,934	625,054	492,144
Deferred income taxes	(3,263)	231	(6,440)	(2,842)
Repayments of convertible senior notes attributable to debt discount	(66,534)	—	(68,509)	—
Loss on extinguishment of 2022 Notes	40,750	—	41,657	—
Other	2,190	(1,298)	641	(4,621)
Changes in operating assets and liabilities, net of effect of business combinations:
Accounts receivable	10,260	(43,023)	210,275	28,331
Deferred commissions	(77,420)	(61,115)	(221,401)	(158,309)
Prepaid expenses and other assets	(9,267)	2,914	(41,696)	(25,569)
Accounts payable	(35,532)	4,995	1,792	30,088
Deferred revenue	(2,703)	35,265	66,545	135,455
Accrued expenses and other liabilities	4,560	(46,395)	(31,224)	(34,707)
Net cash provided by operating activities	241,452	210,178	1,101,074	814,761
Cash flows from investing activities:
Purchases of property and equipment	(91,656)	(88,869)	(285,327)	(185,889)
Business combinations, net of cash acquired	(24,699)	—	(107,647)	—
Purchases of intangibles	—	(1,200)	(6,500)	(37,360)
Purchases of investments	(1,121,347)	(455,050)	(2,229,085)	(1,255,691)
Sales and maturities of investments	533,585	423,135	1,298,969	931,453
Realized gains (losses) on derivatives not designated as hedging instruments, net	1,873	(371)	(763)	21,742
Net cash used in investing activities	(702,244)	(122,355)	(1,330,353)	(525,745)
Cash flows from financing activities:
Net proceeds from borrowings on 2030 Notes	1,481,633	—	1,481,633	—
Repayments of convertible senior notes attributable to principal	(1,553,128)	—	(1,568,866)	—
Net proceeds from unwind of 2022 Note Hedge	1,105,542	—	1,105,542	—
Proceeds from employee stock plans	51,444	41,927	142,500	105,227
Taxes paid related to net share settlement of equity awards	(122,113)	(83,183)	(360,670)	(330,802)
Net cash provided by (used in) financing activities	963,378	(41,256)	800,139	(225,575)
Foreign currency effect on cash, cash equivalents and restricted cash	7,821	(7,725)	2,959	(6,439)
Net increase in cash, cash equivalents and restricted cash	510,407	38,842	573,819	57,002
Cash, cash equivalents and restricted cash at beginning of period	841,403	586,698	777,991	568,538
Cash, cash equivalents and restricted cash at end of period	$1,351,810	$625,540	$1,351,810	$625,540

ServiceNow, Inc.
GAAP to Non-GAAP Reconciliation
(in thousands, except per share data)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30, 2020	September 30, 2019	Growth Rates	September 30, 2020	September 30, 2019	Growth Rates
Subscription revenues:
GAAP subscription revenues	$1,091,386	$834,910	31%	$3,101,616	$2,355,885	32%
Effects of foreign currency rate fluctuations	(14,014)			9,092
Non-GAAP adjusted subscription revenues(1)	$1,077,372		29%	$3,110,708		32%

Subscription billings:
GAAP subscription revenues	$1,091,386	$834,910	31%	$3,101,616	$2,355,885	32%
Change in subscription deferred revenue, unbilled receivables and customer deposits	(9,968)	29,137		53,093	134,663
Non-GAAP subscription billings	1,081,418	864,047	25%	3,154,709	2,490,548	27%
Effects of foreign currency rate fluctuations	(12,430)			11,474
Effects of fluctuations in billings duration	(362)			537
Non-GAAP adjusted subscription billings(2)	$1,068,626		24%	$3,166,720		27%

Professional services and other revenues:
GAAP professional services and other revenues	$60,586	$50,923	19%	$167,538	$152,778	10%
Effects of foreign currency rate fluctuations	(808)			831
Non-GAAP adjusted professional service and other revenues(1)	$59,778		17%	$168,369		10%

Professional services and other billings:
GAAP professional services and other revenues	$60,586	$50,923	19%	$167,538	$152,778	10%
Change in professional services and other deferred revenue	(2,512)	245		(349)	435
Non-GAAP professional services and other billings	58,074	51,168	13%	167,189	153,213	9%
Effects of foreign currency rate fluctuations	(808)			831
Non-GAAP adjusted professional services and other billings(2)	$57,266		12%	$168,020		10%

Total revenues:
GAAP total revenues	$1,151,972	$885,833	30%	$3,269,154	$2,508,663	30%
Effects of foreign currency rate fluctuations	(14,822)			9,923
Non-GAAP adjusted total revenues(1)	$1,137,150		28%	$3,279,077		31%

Total billings:
GAAP total revenues	$1,151,972	$885,833	30%	$3,269,154	$2,508,663	30%
Change in total deferred revenue, unbilled receivables and customer deposits	(12,480)	29,382		52,744	135,098
Non-GAAP total billings	1,139,492	915,215	25%	3,321,898	2,643,761	26%
Effects of foreign currency rate fluctuations	(13,238)			12,305
Effects of fluctuations in billings duration	(362)			537
Non-GAAP adjusted total billings(2)	$1,125,892		23%	$3,334,740		26%

Cost of revenues:
GAAP subscription cost of revenues	$189,280	$139,330		$520,935	$401,398
Stock-based compensation	(25,602)	(18,880)		(72,086)	(54,019)
Amortization of purchased intangibles	(8,827)	(6,281)		(27,681)	(16,595)
Non-GAAP subscription cost of revenues	$154,851	$114,169		$421,168	$330,784

GAAP professional services and other cost of revenues	$62,424	$61,463		$187,074	$183,794
Stock-based compensation	(13,054)	(10,867)		(37,857)	(31,749)
Non-GAAP professional services and other cost of revenues	$49,370	$50,596		$149,217	$152,045

Gross profit:
GAAP subscription gross profit	$902,106	$695,580		$2,580,681	$1,954,487
Stock-based compensation	25,602	18,880		72,086	54,019
Amortization of purchased intangibles	8,827	6,281		27,681	16,595
Non-GAAP subscription gross profit	$936,535	$720,741		$2,680,448	$2,025,101

GAAP professional services and other gross loss	$(1,838)	$(10,540)		$(19,536)	$(31,016)
Stock-based compensation	13,054	10,867		37,857	31,749
Non-GAAP professional services and other gross profit	$11,216	$327		$18,321	$733

GAAP gross profit	$900,268	$685,040		$2,561,145	$1,923,471
Stock-based compensation	38,656	29,747		109,943	85,768
Amortization of purchased intangibles	8,827	6,281		27,681	16,595
Non-GAAP gross profit	$947,751	$721,068		$2,698,769	$2,025,834

Gross margin:
GAAP subscription gross margin	83%	83%		83%	83%
Stock-based compensation as % of subscription revenues	2%	2%		2%	2%
Amortization of purchased intangibles as % of subscription revenues	1%	1%		1%	1%
Non-GAAP subscription gross margin	86%	86%		86%	86%

GAAP professional services and other gross margin	(3%)	(21%)		(12%)	(20%)
Stock-based compensation as % of professional services and other revenues	22%	22%		23%	20%
Non-GAAP professional services and other gross margin	19%	1%		11%	0%

GAAP gross margin	78%	77%		78%	77%
Stock-based compensation as % of total revenues	3%	3%		3%	3%
Amortization of purchased intangibles as % of total revenues	1%	1%		1%	1%
Non-GAAP gross margin	82%	81%		82%	81%

Operating expenses:
GAAP sales and marketing expenses	$453,410	$362,975		$1,321,163	$1,118,279
Stock-based compensation	(78,871)	(68,712)		(227,998)	(200,071)
Amortization of purchased intangibles	(314)	—		(936)	—
Non-GAAP sales and marketing expenses	$374,225	$294,263		$1,092,229	$918,208

GAAP research and development expenses	$268,292	$190,099		$740,030	$546,041
Stock-based compensation	(74,213)	(50,636)		(203,279)	(144,259)
Amortization of purchased intangibles	(455)	(455)		(1,365)	(1,365)
Non-GAAP research and development expenses	$193,624	$139,008		$535,386	$400,417

GAAP general and administrative expenses	$109,234	$75,642		$319,019	$245,540
Stock-based compensation	(28,189)	(13,839)		(83,834)	(62,046)
Amortization of purchased intangibles	(33)	(2,281)		(4,665)	(6,118)
Business combination and other related costs	(34)	26		(4,095)	(120)
Non-GAAP general and administrative expenses	$80,978	$59,548		$226,425	$177,256

GAAP total operating expenses	$830,936	$628,716		$2,380,212	$1,909,860
Stock-based compensation	(181,273)	(133,187)		(515,111)	(406,376)
Amortization of purchased intangibles	(803)	(2,736)		(6,967)	(7,483)
Business combination and other related costs	(34)	26		(4,095)	(120)
Non-GAAP total operating expenses	$648,826	$492,819		$1,854,039	$1,495,881

Income from operations:
GAAP income from operations	$69,332	$56,324		$180,933	$13,611
Stock-based compensation	219,929	162,934		625,054	492,144
Amortization of purchased intangibles	9,630	9,017		34,648	24,078
Business combination and other related costs	34	(26)		4,095	120
Non-GAAP income from operations	$298,925	$228,249		$844,730	$529,953

Operating margin:
GAAP operating margin	6%	6%		6%	1%
Stock-based compensation as % of total revenues	19%	18%		19%	20%
Amortization of purchased intangibles as % of total revenues	1%	2%		1%	0%
Business combination and other related costs as % of total revenues	0%	0%		0%	0%
Non-GAAP operating margin	26%	26%		26%	21%

Net income:
GAAP net income	$12,858	$40,598		$101,855	$27,974
Stock-based compensation	219,929	162,934		625,054	492,144
Amortization of purchased intangibles	9,630	9,017		34,648	24,078
Business combination and other related costs	34	(26)		4,095	120
Amortization of debt discount and issuance costs	4,928	8,371		21,986	24,808
Loss on extinguishment of 2022 Notes	40,750	—		41,657	—
Income tax expense effects related to the above adjustments	(47,566)	(28,041)		(138,683)	(109,804)
Non-GAAP net income	$240,563	$192,853		$690,612	$459,320

Net income per share - basic and diluted:
GAAP net income per share - basic	$0.07	$0.22		$0.53	$0.15
GAAP net income per share - diluted	$0.06	$0.21		$0.50	$0.14
Non-GAAP net income per share - basic	$1.24	$1.03		$3.57	$2.47
Non-GAAP net income per share - diluted	$1.21	$0.99		$3.46	$2.37

GAAP weighted-average shares used to compute net income per share - basic	193,237	188,074		193,203	185,676

GAAP weighted-average shares used to compute net income per share - diluted	201,861	197,878		202,837	196,739
Effects of in-the-money portion of convertible senior notes(3)	(2,517)	(2,929)		(3,205)	(2,701)
Effects of stock awards with performance conditions not yet satisfied(3)	144	136		44	62
Non-GAAP weighted-average shares used to compute net income per share - diluted	199,488	195,085		199,676	194,100

Free cash flow:
GAAP net cash provided by operating activities	$241,452	$210,178		$1,101,074	$814,761
Purchases of property and equipment	(91,656)	(88,869)		(285,327)	(185,889)
Repayments of convertible senior notes attributable to debt discount	66,534	—		68,509	—
Non-GAAP free cash flow	$216,330	$121,309		$884,256	$628,872

Free cash flow margin:
GAAP net cash provided by operating activities as % of total revenues	21%	24%		34%	32%
Purchases of property and equipment as % of total revenues	(8%)	(10%)		(9%)	(7%)
Repayments of convertible senior notes attributable to debt discount as % of total revenues	6%	—%		2%	—%
Non-GAAP free cash flow margin	19%	14%		27%	25%

(1)Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period.
(2)Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the actual average exchange rates in effect during the current period, and by replacing the portion of multi-year billings in excess of twelve months during the current period with the portion of multi-year billings in excess of twelve months during the comparison period.
(3)Effects of dilutive time-based stock awards, in-the-money portion of convertible senior notes and warrants are included in the GAAP weighted-average diluted shares in periods where we have GAAP net income. We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges. We include stock awards with performance conditions not yet satisfied for non-GAAP weighted average diluted shares at forecasted attainment levels to the extent we believe it is probable that the performance condition will be met.

ServiceNow, Inc.
Reconciliation of Non-GAAP Financial Guidance

The financial guidance provided below is an estimate based on information available as of September 30, 2020. The company’s future performance and financial results are subject to risks and uncertainties, and actual results could differ materially from the guidance set forth below. Some of the factors that could affect the company’s financial results are stated above in this press release. Further information on these and other factors that could affect our financial results are included in our Form 10-K for the year ended December 31, 2019 and in other filings we make with the Securities and Exchange Commission from time to time, including our Form 10-Q that will be filed for the three months ended September 30, 2020. The company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Three Months Ended
	December 31, 2020	December 31, 2019(3)	Growth Rates

GAAP subscription revenues	$1,155 - $1,160 million	$899 million	28% - 29%

Effects of foreign currency rate fluctuations	(15) million

Non-GAAP adjusted subscription revenues(1)	$1,141 - $1,146 million		27%

GAAP subscription revenues	$1,155 - $1,160 million	$899 million	28% - 29%

Change in subscription deferred revenue, unbilled receivables and customer deposits	470 - 485 million	$399 million

Non-GAAP subscription billings	$1,625 - $1,645 million	$1,298 million	25% - 27%

Effects of foreign currency rate fluctuations	(18) million

Effects of fluctuations in billings duration	5 million

Non-GAAP adjusted subscription billings(2)	$1,612 - $1,632 million		24% - 26%

GAAP operating margin	2%

Stock-based compensation expense as % of total revenues	18%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	21%

GAAP weighted-average shares used to compute net income per share - diluted	202 million

Effects of in-the-money portion of convertible senior notes(4)	(1) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	201 million

	Twelve Months Ended
	December 31, 2020	December 31, 2019(3)	Growth Rates

GAAP subscription revenues	$4,257 - $4,262 million	$3,255 million	31%

Effects of foreign currency rate fluctuations	(6) million

Non-GAAP adjusted subscription revenues(1)	$4,251 - $4,256 million		31%

GAAP subscription revenues	$4,257 - $4,262 million	$3,255 million	31%

Change in subscription deferred revenue, unbilled receivables and customer deposits	523 - 538 million	533 million

Non-GAAP subscription billings	$4,780 - $4,800 million	$3,788 million	26% - 27%

Effects of foreign currency rate fluctuations	(7) million

Effects of fluctuations in billings duration	5 million

Non-GAAP adjusted subscription billings(2)	$4,779 - $4,799 million		26% - 27%

GAAP subscription gross margin	83%

Stock-based compensation expense as % of subscription revenues	2%

Amortization of purchased intangibles as % of subscription revenues	1%

Non-GAAP subscription margin	86%

GAAP operating margin	5%

Stock-based compensation expense as % of total revenues	19%

Amortization of purchased intangibles as % of total revenues	1%

Non-GAAP operating margin	24.5%

GAAP net cash provided by operating activities as % of total revenues	40%

Purchases of property and equipment as % of total revenues	(8%)

Non-GAAP free cash flow margin	31.5%

GAAP weighted-average shares used to compute net income per share - diluted	200 million

Effects of in-the-money portion of convertible senior notes(4)	(1) million

Non-GAAP weighted-average shares used to compute net income per share - diluted	199 million

(1)Adjusted revenues and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period.
(2)Adjusted billings and the corresponding growth rates are derived by applying the average exchange rates in effect during the comparison period rather than the exchange rates for the guidance period, and by replacing the portion of multi-year billings in excess of twelve months for the guidance period with the actual portion of multi-year billings in excess of twelve months during the comparison period.
(3)Effects of foreign currency rate fluctuations and fluctuations in billing durations are not applicable for the comparison period.
(4)We exclude the in-the-money portion of convertible senior notes for non-GAAP weighted-average diluted shares as they are covered by our note hedges.
Note: Numbers rounded for presentation purposes and may not foot.